As Filed with the Securities and Exchange Commission on February 25, 1998
                                                     Registration No. 33-08479
                                                                      811-4827
-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                    ---------------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]


                        POST-EFFECTIVE AMENDMENT NO. 18                     [X]
                                      and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]


                               AMENDMENT NO. 19                             [X]

                    FLAG INVESTORS INTERNATIONAL FUND, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                               One South Street
                              Baltimore, MD 21202
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                         ----------------

                              Edward J. Veilleux
                               One South Street
                              Baltimore, MD 21202
                    ---------------------------------------
                    (Name and address of agent for service)

                                   Copy to:
                           Richard W. Grant, Esquire
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                            Philadelphia, PA 19103

-------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)


                  immediately upon filing pursuant to paragraph (b)
         ---
          x       on March 1, 1998 pursuant to paragraph (b)
         ---
                  60 days after filing pursuant to paragraph (a)
         ---
                  75 days after filing pursuant to paragraph (a)
         ---
                  on [date] pursuant to paragraph (a)(2) of Rule 485.
         ---


-------------------------------------------------------------------------------

                    FLAG INVESTORS INTERNATIONAL FUND, INC.
                               (Class A Shares)

                             Cross Reference Sheet


                              February 25, 1998


Items Required by Form N-1A                                                     Registration
                                                                                Statement Heading

Part A -          Information Required in a Prospectus
------

Item 1.           Cover Page...........................................         Cover Page

Item 2.           Synopsis.............................................         Fee Table

Item 3.           Condensed Financial Information......................         Financial Highlights;
                                                                                Performance Information

Item 4.           General Description of Registrant....................         Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.           Management of the Fund...............................         Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub-Advisor; Distributor;
                                                                                Custodian, Transfer
                                                                                Agent and Accounting
                                                                                Services

Item 5A.          Management's Discussion of Fund
                  Performance..........................................         *

Item 6.           Capital Stock and Other Securities...................         Cover Page; Dividends
                                                                                and Taxes; General
                                                                                Information

Item 7.           Purchase of Securities Being Offered.................         How to Invest in the
                                                                                Fund; Distributor

Item 8.           Redemption or Repurchase.............................         How to Redeem Shares

Item 9.           Pending Legal Proceedings............................         **


Part B -          Information Required in a Statement
                  of Additional Information

Item 10.          Cover Page...........................................         Cover Page

Item 11.          Table of Contents....................................         Table of Contents

Item 12.          General Information and History......................         General Information and
                                                                                History

Item 13.          Investment Objectives and Policies...................         Investment Objective and
                                                                                Policies

Item 14.          Management of the Fund...............................         Management of the Fund

--------

* Information required by Item 5A is contained in Registrant's 1997 Annual Report to Shareholders.
**Omitted since the answer is negative or the item is not applicable.

Item 15.          Control Persons and Principal
                  Holders of Securities................................         Control Persons and
                                                                                Principal Holders of
                                                                                Securities

Item 16.          Investment Advisory and Other Services...............         Investment Advisory and
                                                                                Other Services;
                                                                                Custodian, Accounting
                                                                                Services and Transfer
                                                                                Agent; Independent
                                                                                Auditors

Item 17.          Brokerage Allocation.................................         Brokerage

Item 18.          Capital Stock and Other Securities...................         Capital Shares; Semi-
                                                                                Annual Reports

Item 19.          Purchase, Redemption and Pricing
                  of Securities Being Offered..........................         Valuation of Shares and
                                                                                Redemption

Item 20.          Tax Status...........................................         Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions

Item 21.          Underwriters.........................................         Distribution of Fund
                                                                                Shares and
                                                                                Administration

Item 22.          Calculation of Performance Data......................         Performance Information

Item 23.          Financial Statements.................................         Financial Statements


Part C -  Other Information

                  Part C contains the information required by the items contained therein under the items set forth in the form.

[GRAPHIC OMITTED]


                                 Flag Investors
                            INTERNATIONAL FUND, INC.

                                (Class A Shares)



                   Prospectus & Application -- March 1, 1998

--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks and other equity securities of issuers located outside of the United States.

Class A Shares of the Fund ("Class A Shares") are available through your securities dealer or the Fund's transfer agent. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS

Fee Table ..................................    1
Financial Highlights .......................    2
Investment Program .........................    4
Investment Restrictions ....................    5
How to Invest in the Fund ..................    5
How to Redeem Shares .......................    7
Telephone Transactions .....................    8
Dividends and Taxes ........................    8
Management of the Fund .....................    9
Investment Advisor and Sub-Advisor .........    9
Distributor ................................   10
Custodian, Transfer Agent and
   Accounting Services .....................   10
Performance Information ....................   11
General Information ........................   11
Application ................................   A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
--------------------------------------------------------------------------------

Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)      4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends .........................     None
Maximum Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds, whichever is lower) ...........................     0.50%*
Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees (net of fee waivers) .........................................     0.00%**
12b-1 Fees ...................................................................     0.25%
Other Expenses (net of fee waivers and reimbursements) .......................     1.25%
                                                                                  -----
Total Fund Operating Expenses (net of fee waivers and reimbursements) ........     1.50%**
                                                                                  =====

-----------

 * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Invest in the Fund -- Offering Price.")
** The Fund's investment advisor has agreed to voluntarily waive its fees and to reimburse expenses to the extent required so that Total Fund Operating Expenses do not exceed 1.50% of the Class A Shares' average daily net assets. Absent fee waivers and reimbursements, Management Fees would be 0.75%, Other Expenses would be 1.24% and Total Fund Operating Expenses would be 2.24% of the Class A Shares' average daily net assets.

Example:                                                   1 year     3 years     5 years     10 years
--------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period:* ......................     $60         $90        $123        $216

-----------
* Absent fee waivers and reimbursements, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in the Fund. If you purchase Class A Shares through a financial institution, you may be charged separate fees by the financial institution.

     The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your shares for a long time. The above table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1997 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a Class A Share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                            1997          1996        1995
                                                        -----------   ----------     -------
Per Share Operating Performance:
 Net asset value at beginning of year ...............     $ 14.20     $  12.69       $  13.97
                                                        ---------     ---------      --------
Income from Investment Operations:
 Net investment income ..............................        0.11         0.26           0.09
 Net realized and unrealized gain/(loss)
   on investments(2) ................................        2.34         1.28          (1.37)
                                                        ---------     ---------      --------
 Total from Investment Operations ...................        2.45         1.54          (1.28)
                                                        ---------     ---------      --------
Less Distributions:
 Distributions from net investment income and
   short-term gains .................................       (0.18)       (0.03)            --
 Distributions in excess of net investment income and
   short-term gains .................................       (0.11)          --             --
                                                        ---------     ---------      --------
 Total distributions ................................       (0.29)       (0.03)            --
                                                        ---------     ---------      --------
 Net asset value at end of year .....................     $ 16.36     $  14.20        $ 12.69
                                                        =========     =========      ========
Total Return(3) .....................................       17.48%       12.13%         (9.16)%
Ratios to Average Daily Net Assets:
 Expenses(4) ........................................        1.50%        1.50%          1.50%
 Net investment income(5) ...........................        1.18%        1.91%          0.68%
Supplemental Data:
 Net assets at end of year (000) ....................     $13,982      $12,930        $12,483
 Portfolio turnover rate ............................          21%          13%            35%
 Average commissions per share(6) ...................     $0.0405      $0.0201             --

-----------

(1) Investment Company Capital Corp. and The Glenmede Trust Company became the Fund's investment advisor and sub-advisor, respectively, on August
      23, 1993.
(2) The years ended October 31, 1997, 1996, 1995 and 1994 include net realized currency gain/(loss). Realized currency gain/(loss) is included in net investment income for the years ended October 31, 1993, 1992 and 1991.
(3)   Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.24%, 2.30%, 2.17%, 1.97%, 2.13%, 1.92%,
      1.90%, 1.75%, 1.82% and 1.79% during the periods ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.44%, 1.10%, 0.02%, 0.28%, 1.28%, 0.31%, 0.77%, 1.21%, 0.29% and 0.54% for the years ended October
      31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988,
      respectively.
(6) Disclosure of average commissions per share is effective beginning in fiscal year 1996.

--------------------------------------------------------------------------------


                                 For the Year Ended October 31,
-------------------------------------------------------------------------------------------
  1994        1993(1)        1992           1991          1990         1989          1988
-------     -------         ------         ------       -------       ------        -------
 $13.05       $9.11         $10.63         $11.80        $13.71        $11.78       $10.81
 ------      ------         ------         ------       -------        ------       ------

   0.18        0.49           0.16           0.15          0.60          0.10         0.11
   1.58        3.45          (1.62)         (0.55)        (1.33)         1.92         1.57
 ------      ------        -------         ------       -------       ------        ------
   1.76        3.94          (1.46)         (0.40)        (0.73)         2.02         1.68
 ------      ------        -------         ------       -------       ------        ------

  (0.84)         --          (0.06)           --         (0.57)         (0.09)       (0.16)
     --          --            --           (0.77)       (0.61)           --         (0.55)
 ------      ------        -------         ------       ------        ------        ------
  (0.84)         --          (0.06)         (0.77)        (1.18)        (0.09)       (0.71)
 ------      ------        -------         ------       ------        ------        ------
 $13.97      $13.05          $9.11         $10.63        $11.80        $13.71      $ 11.78
 ======      ======        =======         ======       ======        ======        ======
  13.98%      43.25%       (13.80)%         (3.15)%       (6.63)%       17.25%       16.21%
   1.50%       1.50%          1.50%          1.50%         1.50%         1.49%        1.46%
   0.75%       1.91%          0.73%          1.17%         1.48%         0.62%        0.87%
$15,487     $15,008        $19,780        $38,830       $44,406       $32,325      $35,259
     43%         48%            63%            73%           62%           95%          96%
     --          --            --              --            --            --            --

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund's assets will usually consist of issues listed on recognized foreign securities exchanges. The Fund is, however, free to hold securities that are not so listed, and may invest up to 15% of its net assets in such securities. There can be no assurance the Fund will achieve its objective.

      The Fund's investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Sub-Advisor manages the Fund's investments on a day-to-day basis and utilizes a disciplined, value-based investment management style to construct the Fund's international equity portfolio. Markets, and individual securities within each market, are compared on the basis of fundamental value, quality, and prospective earnings potential.

      The Fund's assets will normally be invested primarily in equity securities of companies located outside the United States. For these purposes, equity securities consist of not only common stock but securities convertible into common stock and American Depository Receipts, which are securities issued in the United States that represent ownership rights in foreign countries. The Fund diversifies investments by issuer and does not concentrate in any one industry. In addition, the Fund allocates its investments among geographic regions and individual countries and, normally, expects to have 65% of its total assets invested in at least three different foreign countries. (See "Investment Restrictions.")

      If the Fund is not fully invested in equity securities, any assets not so invested may be invested in securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; shares of open- or closed-end investment companies that invest exclusively in such securities; fixed income securities issued by U.S. or foreign corporations, or by foreign governments, that are determined by the Advisors to be of high quality; U.S. and foreign short-term money market instruments (consisting of government obligations; time deposits, bankers acceptances, and certificates of deposit of creditworthy banks; commercial paper and short-term corporate debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Group or, if unrated, are of comparable quality as determined by the Advisors under guidelines established by the Fund's Board of Directors; and repurchase agreements with respect thereto). Under normal circumstances, no more than 35% of the Fund's assets may be invested in fixed income securities and money market instruments. For defensive purposes, however, up to 100% of such assets may be invested in money market instruments.

      The Fund may also enter into forward currency exchange contracts in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities, but it may not enter into such contracts for speculative purposes. The Fund will use these instruments primarily for transaction hedging (i.e., to protect against adverse currency movements between a security's trade and settlement dates) but reserves the right occasionally to use forward contracts to hedge the value of securities denominated in a particular currency against a decline in the value of that currency. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of the currency increase.
      In addition, the Fund may invest up to 5% of its total assets in restricted securities, including Rule 144A Securities.

Special Risk Considerations

      Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.
4

      Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

      Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Invest more than 5% of its total assets in the securities of any single issuer;

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer; and

3) Invest more than 10% of the value of its net assets in illiquid securities, including time deposits of over seven days' duration.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND
--------------------------------------------------------------------------------

      You may purchase Class A Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Class A Shares by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:


      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Subsequent investments may be as low as $100 if made monthly, but must be $250 if done quarterly. (See "Purchases Through Automatic Investing Plan" below.)

      o There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans.)

      You may purchase Class A Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share is calculated by valuing all assets held by the Fund, deducting liabilities, and dividing the resulting amount by the number of then outstanding shares of the Fund. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

Offering Price

      Your share purchase is made at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of the purchase increases, as shown in the following table:


                                       Sales Charge
                                     as Percentage of              Dealer
                                 -------------------------      Compensation
                                  Offering     Net Amount     as Percentage of
Amount of Purchase                  Price       Invested       Offering Price
------------------------------   ----------   ------------   -----------------
Less than    $ 50,000.........     4.50%         4.71%             4.00%
$   50,000 - $ 99,999.........     3.50%         3.63%             3.00%
$  100,000 - $249,999.........     2.50%         2.56%             2.00%
$  250,000 - $499,999.........     2.00%         2.04%             1.50%
$  500,000 - $999,999.........     1.50%         1.52%             1.25%
$1,000,000 and over...........     None*         None*             None*

------------------------

* If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be subject to a contingent deferred sales charge when you redeem your shares. (See below.) The Fund's distributor may make payments to your securities dealer or Shareholder Servicing Agent in the amount up to 0.50% of the Offering Price.

      You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Class A Shares of this Fund and Class A or Class D shares of any other Flag Investors fund. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose, existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.

      To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      You may also obtain the reduced sales charges shown above by executing a written Letter of Intent, that states your intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if you do not purchase the full amount. Such escrowed shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A Shares, you may do so by completing the appropriate section of the Application Form attached to this Prospectus.

      You will not be charged a sales charge on purchases of $1 million or more of Class A Shares. You may, however, be required to pay a contingent deferred sales charge if you redeem the purchased shares within 24 months. The charge will be made at the rate of 0.50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more if your securities dealer has agreed to return to the Fund's distributor (the "Distributor") any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

      You may purchase Class A Shares at net asset value (without sales charge) under any of the following circumstances:

1) If you are purchasing shares in any of the following types of accounts:

    (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase shares in this manner;
   (ii)  A qualified retirement plan;
  (iii)  A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Distributor, the Advisors and any broker-dealer authorized to sell Class A Shares.

      You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.


Purchases by Exchange

      You may exchange Class A shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. In addition, you may exchange Class A shares of any Flag Investors fund with a lower sales charge (with the exception of Flag Investors Cash Reserve Prime Class A Shares) for an equal dollar amount of Class A Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Class A Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption.

      When you acquire Class A Shares through an exchange from another fund in the Flag Investors family of funds, the period for which the original shares were held prior to the exchange will be combined with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable when those Shares are redeemed.

      The net asset value of shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      You may exercise this exchange privilege by telephone. (See "Telephone Transactions" below.)

      The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

Purchases Through Automatic Investing Plan

      You may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment

      Unless you elect otherwise, all income dividends and net capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Fund's transfer agent (the "Transfer Agent") at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

      You may also have your distributions invested in Class A shares of other funds in the Flag Investors family of funds. Call the Transfer Agent for additional information.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may also redeem up to $50,000 worth of Class A Shares by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of your order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed Class A Shares by check which will be mailed within seven days after your redemption order is received in proper form.

      The Transfer Agent, your Securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your Class A Shares.

1) A letter of instructions, specifying your account number and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which the account is maintained;

2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

      The Fund has the power under its Articles of Incorporation to redeem your account upon 60 days' written notice if its value falls below $500 due to your redemptions.

Systematic Withdrawal Plan

      If you hold Class A Shares having a value of $10,000 or more you may arrange to have a portion of your Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, your account may eventually be exhausted. Because share purchases include a sales charge that you will not recover at the time of redemption, you should not have a withdrawal plan in effect at the same time you are making recurring purchases. If you wish to participate in the Fund's Systematic Withdrawal Plan, complete the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      You may redeem Class A Shares in amounts up to $50,000 or exchange Class A Shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund--Purchases by Exchange" and "How to Redeem Shares.")


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay taxes thereon.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult with your tax advisor regarding any specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to federal income or capital gains taxes on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares.

      You will be taxed on distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the shares. You will be taxed on all other income distributions as ordinary income. You will be advised annually as to the tax status of all distributions.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, it intends to operate so as to meet the requirements of the Code to pass through to you credit for foreign income taxes paid. Although the Fund intends to meet the requirements of the Code to pass through such taxes, there can be no assurance that it will be able to do so.

      If you are a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership, distributions by the Fund to you may be subject to federal income tax treatment that differs from the treatment described above. (See the Statement of Additional Information.)


      The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


      The sale, exchange, or redemption of Class A Shares is a taxable event for you.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian, accounting services agent and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisors. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisors.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds together with the Fund had approximately $7.3 billion of net assets as of December 31, 1997. Glenmede provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. At December 31, 1997, Glenmede had over $12.8 billion in assets in the accounts for which it serves in various capacities including as executor, trustee, or investment advisor.

      Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the

Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to Glenmede certain of its duties, provided that ICC continues to supervise the performance of Glenmede and to report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, Glenmede is responsible for the decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

      ICC has voluntarily agreed to waive a portion of the advisory fee to which it is contractually entitled so that the total operating expenses of the Fund do not exceed 1.50% of the Fund's average daily net assets. (See "Fee Table.") For the fiscal year ended October 31, 1997, ICC received a fee (net of fee waivers) equal to 0.01% of the Fund's average daily net assets. In addition, from its own resources, ICC paid Glenmede a fee equal to 0.55% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust New York Corporation. ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.") Glenmede, a limited purpose trust company, is a wholly-owned subsidiary of The Glenmede Corporation.

Portfolio Manager

      Mr. Andrew B. Williams, CFA, the Fund's Executive Vice President, has primary responsibility for managing the Fund's assets. From April, 1993 through December, 1997 Mr. Williams shared primary responsibility with Mr. John W. Church, Jr., the Fund's President.

      Mr. Williams is executive vice president, equity analyst and international equity manager of Glenmede. Before joining Glenmede, he served as vice president in investment research at Shearson Lehman Brothers in New York. Before that, he worked at Provident National Bank as a research analyst. Mr. Williams received an M.B.A. in Finance from Temple University in 1981 and an A.B. in History from Trinity College in 1976. He is a member of the Financial Analysts of Philadelphia and is a Chartered Financial Analyst.

DISTRIBUTOR
--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of the Class A Shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

      The Fund has adopted a Distribution Plan for the Class A Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

      In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including certain banks and BT Alex. Brown Incorporated, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the period from August 31, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the Class A Shares' average daily net assets.

      Payments under the Plan are made as described above, regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or the Advisors, and their respective affiliates, may make payments from their own resources to securities dealers or Shareholder Servicing Agents. Payments by the Distributor will include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended

October 31, 1997, ICC received a fee equal to 0.20% of the Fund's average daily net assets. (See the Statement of Additional Information.)

      Boston Safe Deposit and Trust Company acts as custodian of the Fund's assets.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Europe, Australia and Far East Index, an unmanaged foreign securities index monitored by Morgan Stanley Capital International, S.A. and to the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are recognized indices of domestic market performance. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, IBC/Donoghue's Money Fund Report, Investor's Daily and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which Class A Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Capital Shares

      The Fund is an open-end, diversified management investment company. It was reorganized as a Maryland corporation on August 16, 1993, pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993. The Fund is authorized to issue ten million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

      The Board of Directors may classify any authorized but unissued shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Fund and any other restrictions permitted by law and the Fund's charter.

Annual Meetings

      Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.


Shareholder Inquiries


      If you have questions concerning your shares, you should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or your securities dealer or Shareholder Servicing Agent.

                    FLAG INVESTORS INTERNATIONAL FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to                    For assistance
Investors International Fund, Inc."      in completing this Application please call:
and mail with this Application to:       1-800-553-8080, Monday through Friday,
  Flag Investors Funds                   8:30 a.m. to 5:30 p.m. (Eastern Time).
  P.O. Box 419663
  Kansas City, MO 64141-6663             To open an IRA account, please call
  Attn: Flag Investors International     1-800-767-3524 to request an IRA Information
  Fund, Inc.                             kit.







                    Your Account Registration (Please Print)


Existing Account No., if any: --------------------------

Individual or Joint Tenant

--------------------------------------------------------
First Name     Initial  Last Name

--------------------------------------------------------
Social Security Number

--------------------------------------------------------
Joint Tenant    Initial  Last Name

Corporations, Trusts, Partnerships, etc.

--------------------------------------------------------
Name of Corporation, Trust or Partnership

--------------------------------------------------------
Tax ID Number           Date of Trust

--------------------------------------------------------
Name of Trustees (If to be included in the Registration)

--------------------------------------------------------
For the Benefit of

Gifts to Minors

-------------------------------------------------------
Custodian's Name (only one allowed by law)

-------------------------------------------------------
Minor's Name (only one)

-------------------------------------------------------
Social Security Number of Minor

under the ------------------- Uniform Gifts to Minors Act
          State of Residence

Mailing Address

------------------------------------------------------
Street

------------------------------------------------------
City                                        State  Zip

(    )
------------------------------------------------------
Daytime Phone

                          Letter of Intent--(Optional)

/ / I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors International Fund, Inc. in an aggregate amount at least equal to:
/ / $50,000     / / $100,000     / / $250,000     / / $500,000    / / $1,000,000

Right of Accumulation--(Optional)


List the account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for this purchase.

       Fund Name     Account No.     Owner's Name      Relationship
       ---------     -----------     ------------      ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the Fund at no sales charge.

             Income Dividends                      Capital Gains
  / / Reinvested in additional shares    / / Reinvested in additional shares
  / / Paid in Cash                       / / Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)
[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $----------- for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)


Minimum Initial Investment: $250
Subsequent Investments (check one):       [ ] Monthly ($100 minimum)      [ ] Quarterly ($250 minimum)

                                     Please attach a voided check.
------------------------------------------------             -----------------------------------------
Bank Name                                                    Depositor's Signature         Date


------------------------------------------------             -----------------------------------------
Existing Flag Investors Fund Account No., if any             Depositor's Signature         Date
                                                             (if joint acct., both must sign)

                      Systematic Withdrawal Plan (Optional)

/ / Beginning the month of ------------------- , 19- please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $------------------- from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

 Frequency (check one): / / Monthly / / Quarterly (January, April, July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below.

No, I/We do not want:  [ ] Telephone redemption privileges  [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: -----------------------       Bank Account No.: -----------------------

Address: -----------------------      Bank Account Name: -----------------------

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    / / If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)
/ / Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: ___________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

------------------------------------------------------------------------------
Signature                                                    Date

------------------------------------------------------------------------------
Signature (if joint account, both must sign)                 Date

----------------------
 For Dealer Use Only
----------------------

Dealer's Name:    ----------------------------------       Dealer Code: -------------------------------
Dealer's Address: --------------------------------         Branch Code: -------------------------------
                  --------------------------------
Representative:   ---------------------------------        Rep. No.     -------------------------------

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                                (Class A Shares)





                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202




            Sub-Advisor                                   Distributor
     THE GLENMEDE TRUST COMPANY                     ICC DISTRIBUTORS, INC.
         One Liberty Place                              P.O. Box 7558
        1650 Market Street                          Portland, Maine 04101
 Philadelphia, Pennsylvania 19103

          Transfer Agent                             Independent Auditors
  INVESTMENT COMPANY CAPITAL CORP.                 DELOITTE & TOUCHE LLP
        One South Street                              117 Campus Drive
    Baltimore, Maryland 21202                    Princeton, New Jersey 08540
         1-800-553-8080


             Custodian                                   Fund Counsel
BOSTON SAFE DEPOSIT AND TRUST COMPANY             MORGAN, LEWIS & BOCKIUS LLP
      One Boston Place                               2000 One Logan Square
  Boston, Massachusetts 02108                  Philadelphia, Pennsylvania 19103

                      STATEMENT OF ADDITIONAL INFORMATION

                         -----------------------------


                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                         -----------------------------



              THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.














           Statement of Additional Information Dated: March 1, 1998

                Relating to the Prospectus Dated: March 1, 1998

                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----


1.       General Information and History.................................  1

2.       Investment Objective and Policies...............................  1

3.       Valuation of Shares and Redemption..............................  2

4.       Federal Tax Treatment of Dividends and Distributions............  3

5.       Management of the Fund..........................................  8

6.       Investment Advisory and Other Services.......................... 12

7.       Distribution of Fund Shares..................................... 13

8.       Brokerage....................................................... 16

9.       Capital Shares.................................................. 18

10.      Semi-Annual Reports............................................. 18

11.      Custodian, Accounting Services and Transfer Agent............... 18

12.      Independent Auditors............................................ 19

13.      Performance Information......................................... 19

14.      Control Persons and Principal Holders of Securities............. 21

15.      Financial Statements............................................ 21

1.       GENERAL INFORMATION AND HISTORY

         Flag Investors International Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: Flag Investors International Fund Class A Shares (the "Shares").

         Important information concerning the Fund is included in the Fund's Prospectus which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was organized as a Massachusetts business trust on September 3, 1986. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on November 18, 1986. On August 16, 1993, the Fund reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993.

         Under a license agreement dated August 16, 1993, between the Fund and Alex. Brown Incorporated (now BT Alex Brown Incorporated), BT Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

2.       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is long-term growth of capital. As more fully described in the Fund's Prospectus, the Fund seeks to achieve this objective primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

         1. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

         2. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes, banks and insurance companies are considered to be separate industries);

         3. Invest in real estate or mortgages on real estate;

         4. Purchase or sell commodities or commodities contracts, except that the Fund may enter into forward currency exchange contracts;

         5. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities with legal or contractual restrictions on resale ("restricted securities");

         6. Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         7. Issue senior securities;

         8. Make loans of money or portfolio securities, except that the Fund may purchase or hold debt instruments, including time deposits, in accordance with its investment objectives and policies;

         9. Effect short sales of securities;

         10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

         11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Invest in shares of any other open-end investment company registered under the Investment Company Act, except as permitted by federal law.

Other Considerations

         The Fund's investments in convertible securities rated below investment grade will not exceed 5% of the value of its total assets.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with a third party to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. In the unlikely event that Shares are redeemed in kind, the redeeming shareholder, will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" above and in the Prospectus under "How to Invest in the Fund," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. A corporate shareholder requesting a redemption must have on file with the Fund's Transfer Agent, the Distributor, a Participating Dealer or Shareholder Servicing Agent all required resolutions and certificates, such as resolutions authorizing the redemption and secretary's certificates.

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as Regulated Investment Company

         The Fund has been and expects to continue to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if the Fund establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (as discussed below).

         In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "Income Requirement").

         Income derived by the Fund from a partnership or trust satisfies the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by the Fund in the same manner as realized by the partnership or trust. Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options and futures with respect to stock or securities) will not satisfy the Income Requirement. It is unclear to what extent gross income from certain currency related transactions will be treated as not satisfying the Income Requirement under these Treasury regulations or whether the Treasury regulations, when issued, will have only prospective effect. Consequently, the Fund will attempt to operate so that its gross income from certain currency related transactions will be less than 10% of the gross income of the Fund in any taxable year that could be subject to these Treasury regulations until such time as the applicable Treasury regulations are issued or the Fund receives a satisfactory opinion of counsel or private letter ruling from the Internal Revenue Service that income from such currency transactions may be considered "qualifying income" for purposes of the Income Requirement.

         Many of the forward foreign currency exchange contracts that the Fund enters into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) thereunder have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of other Section 1256 contracts during that taxable year and is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect not to have the year-end deemed sale rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts (the "Mixed Straddle Election"). Gains and losses with respect to certain foreign currency contracts are treated as ordinary income or loss pursuant to Section 988 of the Code.

         In order to qualify as a RIC, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). The above limitations are imposed on the Fund as investment restrictions as set forth in the Prospectus under the heading "Investment Restrictions." Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

         For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuers of options on foreign currencies and of forward foreign currency exchange contracts, although it has been suggested that the issuer in each case would be the foreign central bank or foreign government backing the particular currency.

Fund Distributions

         The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares. Shareholders receiving any distribution from the Fund in the form of additional Shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date.

         Corporate shareholders will be entitled to the dividends received deduction on Fund distributions to the extent of qualifying dividends received by the Fund each year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because most of the Fund's income will be from foreign securities, only a small portion, if any, of the Fund's distributions will qualify for the dividends received deduction. Moreover, for the purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining "adjusted current earnings."

         The Fund may either retain or distribute to shareholders as a capital gains distribution the excess of its net long-term capital gains over its net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than twelve months, regardless of the length of time the shareholder has held Shares, whether such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year. Shareholders will be advised annually as to the U.S. federal income tax status of distributions made during the year.

         Conversely, if the Fund elects to retain its net capital gains for any taxable year it will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report their respective shares of such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the next dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

         If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be eligible for the dividends received deduction in the case of corporate shareholders.

         The Fund generally will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding.

Miscellaneous Considerations

         A 4% non-deductible federal excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of ordinary income for the calendar year and 98% of "capital gain net income" (excess of long and short-term capital gains over long and short-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the federal excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

         Generally, gain or loss on the sale of Shares will be capital gain or loss, which will be long-term if the Shares have been held for more than eighteen months, mid-term if such Shares have been held for more than twelve, but not more than eighteen months, and otherwise will be short-term. Any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Foreign Income Taxes

         The dividends and interest payable on certain of the Fund's foreign portfolio securities received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, thus reducing the net amount available for distribution to the Fund's shareholders. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund;
(ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). In determining the source and character of distributions received from the Fund for purposes of the foreign tax credit limitation rules of the Code, shareholders would, if the Fund makes the Foreign Tax Election, be required to treat their pro-rata shares of such foreign taxes and allocable portions of Fund distributions as foreign source income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the distribution. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of Shares, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of Shares, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) if the Foreign Shareholder does not comply with Internal Revenue Service certification requirements.

         The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. For various reasons dependent upon the application of specific U.S. tax rules, Foreign Shareholders may determine that an investment in the Fund results in adverse tax consequences.

Local Tax Considerations

         Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

5.       MANAGEMENT OF THE FUND

Directors and Officers

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
         Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company and Director, Investment Company Capital Corp. (registered investment advisor).

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) and Chartered Financial Analyst.

 JAMES J. CUNNANE, Director (3/11/38) CBC Capital, 264 Carlyle Lake Drive,
         St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense) 1989-1993; and Director, The Arch Fund (registered investment company).

 JOHN  F. KROEGER, Director (8/11/24) 37 Pippins Way, Morristown, New Jersey
         07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); and General Manager, Shell Oil Company.

 LOUIS  E. LEVY, Director (11/16/32) 26 Farmstead Road, Short Hills, New
         Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

 EUGENE  J. MCDONALD, Director (7/14/32)
         President, Duke Management Company (investments), Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705; Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance); Formerly, Director, AMBAC Treasures Trust (registered investment company).

 CARL  W. VOGT, Esq., Director (4/20/36) Fulbright & Jaworski L.L.P., 801
         Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member,

--------
* A Director who is an "interested person" of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act.

         National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

JOHN  W. CHURCH, JR., President (11/25/32) Formerly, Executive Vice
         President and Chief Investment Officer, The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103.

ANDREW  B. WILLIAMS, Executive Vice President (4/28/54) Senior, Vice
         President, The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103.

JOSEPH  A. FINELLI, Treasurer (1/24/57) Vice President, BT Alex. Brown
         Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Mr. Vogt serves as a director of 11 funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company
Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled approximately $518. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1997.

                                                COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                             Aggregate Compensation        Pension or                 Total Compensation From
                             From the Fund for the         Retirement                 the Fund and Fund Complex
                             Fiscal Year Ended             Benefits Accrued           Payable to Directors for the
Name of Person,              October 31, 1997              as Part of                 Fiscal Year Ended October
Position                                                   Fund Expenses              31, 1997
-------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)                  $  0                        $0                           $0
  Chairman

Richard T. Hale(1)                   $  0                        $0                           $0
  Director

James J. Cunnane                     $ 88(3)                        (4)               $39,000 for service on 13
  Director                                                                            Boards in the Fund Complex

John F. Kroeger                      $111(3)                        (4)               $49,000 for service on 13
  Director                                                                            Boards in the Fund Complex

Louis E. Levy                        $ 88(3)                        (4)               $39,000 for service on 13
   Director                                                                           Boards in the Fund Complex

Eugene J. McDonald                   $ 88(3)                        (4)               $39,000 for service on 13
  Director                                                                            Boards in the Fund Complex

Carl W. Vogt, Esq.                   $ 95(3)                        (4)               $39,000 for service on 11(5)
  Director                                                                            Boards in the Fund Complex

Harry Woolf(2)                       $ 46(3)                        (4)               $9,750 for service on 12
  Director                                                                            Boards in the Fund Complex


----------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Retired effective December 31, 1996. Mr. Woolf was appointed President of certain funds in the Fund Complex. For serving as President, Mr. Woolf receives compensation from such Funds in addition to his retirement benefits.
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Woolf and Vogt, nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1996.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31, 1997 was approximately $705.
(5) Mr. Vogt receives proportionately higher compensation from each fund for which he serves.


         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund

Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; and for Mr. Vogt, 2 years.


Years of Service      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------      -----------------------------------------------------------------
                                   Chairman of Audit Committee                  Other Participants
                                   ---------------------------                  ------------------
6 years                                       $4,900                                   $3,900
7 years                                       $9,800                                   $7,800
8 years                                      $14,700                                   $11,700
9 years                                      $19,600                                   $15,600
10 years or more                             $24,500                                   $19,500

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund, or the Advisors or, if they are access persons in the case of the Distributor, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of the Advisor do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Company Capital Corp. ("ICC" or the "Advisor") serves as the Fund's investment advisor and The Glenmede Trust Company ("Glenmede," or the "Sub-Advisor") serves as the Fund's sub-advisor pursuant to agreements approved by shareholders of the Fund on June 16, 1993 and effective on August 16, 1993. ICC is an indirect subsidiary of Bankers Trust New York Corporation. ICC is also investment advisor to other Funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund Inc. Glenmede, a limited purpose trust company, provides fiduciary and investment services to individuals, endowment funds, foundations, employee benefit plans and other institutions. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation.

         Under the Investment Advisory Agreement, ICC supervises and manages all aspects of the Fund's operations, except for distribution services; formulates and implements continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Fund; provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office; obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; determines which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; takes all actions necessary to carry into effect the Fund's purchase and sale programs; supervises the operations of the Fund's custodian, transfer and dividend disbursing agent, and accounting services agent; provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and arranges, but does not pay for, the periodic updating of Prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC has delegated certain of these responsibilities to Glenmede. Any investment program undertaken by ICC or Glenmede will at all times be subject to the policies and control of the Fund's Board of Directors. Neither ICC nor Glenmede shall be liable to the Fund or its shareholders for any act or omission by ICC or Glenmede or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of .75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds, however, in ICC's opinion, is comparable to fees paid by other investment companies with similar investment objectives and policies. As compensation for its services, Glenmede is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the annual rate of .55% of the Fund's average daily net assets. The services of the Advisors to the Fund are not exclusive and the Advisors are free to, and do, render similar services to others.

         Each of the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Shares") and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in each of such agreements by votes cast in person at a meeting called for such purpose. Each of the Investment Advisory Agreement and Sub-Advisory Agreement was most recently approved in the foregoing manner by the Fund's Board of Directors on September 16, 1997. The Fund or ICC may terminate the Investment Advisory Agreement upon sixty days' written notice, without penalty, by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party or by the vote of a majority of the outstanding Shares (as defined under "Capital Shares"). The Investment Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to Glenmede for the last three fiscal years were as follows:

------------------------------------------------------------------------------
                            Year Ended October 31,
------------------------------------------------------------------------------
Fees Paid to:             1997                1996                 1995
------------------------------------------------------------------------------
ICC                   $ 1,461(1)             $   0(2)              $29,894(4)
------------------------------------------------------------------------------
Glenmede              $77,150                $6,149(3)             $26,600(5)
------------------------------------------------------------------------------

----------------
(1)      Net of fee waivers of $103,734.
(2) Net of fee waivers of $98,672. During this period, ICC also reimbursed expenses of $7,066.
(3)      Net of fee waivers of $66,211.
(4)      Net of fee waivers of $68,946.
(5)      Net of fee waivers of $19,020

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Accounting Services, Transfer Agent.")

7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as Distributor of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as the distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms as ICC Distributors.

        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution

Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the Fund (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997.

        ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements with respect to the Shares ("Sub-Distribution Agreements") pursuant to which Participating Dealers have agreed to process investor purchase and redemption orders and to respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated at any time, without penalty in the same manner as the Distribution Agreement and will automatically terminate in the event of an assignment.

        In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon ten days' notice and will terminate automatically in the event of an assignment.

        As compensation for providing distribution services for the Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Class A Shares. ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. In return for such fees, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sale personnel; and interest, carrying or other financing charges.

        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

------------------------------------------------------------------------------
                                        Fiscal Year Ended October 31,
                           ---------------------------------------------------
     Class                     1997               1996              1995
------------------------------------------------------------------------------
Class A 12b-1 Fee          $ 36,065(1)         $ 32,891(2)        $ 32,947(2)
------------------------------------------------------------------------------


------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $29,898 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $6,167.
(2) Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended October 31, 1996 and October 31, 1995.


        Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's Board of Directors and approved by its shareholders, the Fund has adopted a Plan of Distribution (the "Plan"). The maximum amount payable under the Plan to ICC Distributors for distribution and other shareholder servicing assistance is an amount calculated on an average net asset basis and paid monthly, equal to
 .25% of the Shares' average daily net assets, unless and until a change in payment is authorized and approved by the Board of Directors. ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents may not exceed fees payable to ICC Distributors under the Plan. The Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

        In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares").

        During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement, to any Participating Dealers pursuant to Sub-Distribution Agreements and to any Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

        The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:

---------------------------------------------------------------------------------------------------------------------
                                            Fiscal Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------
    Class                      1997                            1996                               1995
---------------------------------------------------------------------------------------------------------------------
                      Received       Retained        Received          Retained         Received         Retained
---------------------------------------------------------------------------------------------------------------------
Class A              $ _____(1)     $      (2)       $11,908(3)        $11,878(3)       $41,462(3)       $27,986(3)
Commissions
---------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received ________ and ICC Distributors, the Fund's distributor effective August 31, 1997 received _________.
(2) Of commissions received, Alex. Brown retained _____________ and ICC Distributors retained ______, respectively.
(3) By Alex. Brown, the Fund's distributor for the fiscal years ended October 31, 1996 and October 31, 1995.

        Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing Prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC or ICC Distributors.

8.      BROKERAGE

        Glenmede is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection, and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. If the transaction is completed on a United States securities exchange, the brokerage commissions are subject to negotiation between Glenmede and the broker. Commission rates for brokerage commissions on foreign stock exchanges are, however, generally fixed. Glenmede may direct purchase and sale orders to any broker, including, to the extent and in the manner permitted by applicable law, the Advisors or their affiliates or ICC Distributors.

        In over-the-counter transactions orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market investments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which the Advisors or their affiliates act as a principal.

        If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

        Glenmede's primary consideration in effecting securities transactions is to obtain the best price and execution of orders on an overall basis. As described below, however, to the extent that the prices and execution offered by more than one broker-dealer are comparable, Glenmede may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services which are deemed by Glenmede to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to Glenmede with clients other than the Fund. Similarly, any research services received by Glenmede through placement of portfolio transactions of other clients may be of value to Glenmede in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to Glenmede by a broker-dealer. Glenmede is of the opinion that, because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, such services may tend to benefit the Fund by improving Glenmede's investment advice. Glenmede's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, Glenmede is also authorized to pay broker-dealers other than the Advisors or their affiliates higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

        ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                                       ---------------------------------------
                                            Fiscal Year Ended October 31,
                                       ---------------------------------------
                                          1997                       1996
------------------------------------------------------------------------------
Transactions Directed                  $6,272,458                 $ 3,779,330
------------------------------------------------------------------------------
Commissions Paid                       $   16,973                 $    10,872
------------------------------------------------------------------------------

        Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through the Advisors or their affiliates pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 of the SEC under the Investment Company Act which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and Glenmede to furnish reports and to maintain records in connection with such reviews. For the period from September 1 through December 31, 1997 the Fund did not pay any brokerage commissions to BT Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal years ended October 31, 1996 and October 31, 1995, the Fund paid no brokerage commissions to Alex. Brown.

        The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell and may favorably or unfavorably affect the price received on the purchase or sale of portfolio securities.

9.      CAPITAL SHARES

        Under the Fund's Articles of Incorporation, the Fund has 10 million authorized Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

        The Fund's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated two classes of shares: Flag Investors International Fund Class A Shares (formerly known as the Flag Investors International Fund Shares) and Flag Investors International Fund Class B Shares. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class, would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

        Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

        There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

        As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.     SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.     CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT

        Boston Safe Deposit and Trust Company ("Boston Safe Deposit") acts as custodian of the Fund's assets. Boston Safe Deposit has presented information to the Fund's Board of Directors regarding any non-branch correspondent institutions with which it may enter into agreements to hold the Fund's assets abroad and, based upon its review of such information, the Board has found such arrangements to comply with the requirements of Rule 17f-5 under the Investment Company Act and to be consistent with the best interests of the Fund and its shareholders. Boston Safe Deposit receives such compensation from the Fund for its services as may be agreed to from time to time by Boston Safe Deposit and the Fund.

Investment Company Capital Corp. has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1997, such fees totaled $18,380.

        ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets              Incremental Annual Accounting Fee
------------------------              ---------------------------------

0              -  $10,000,000                 $25,000 (fixed fee)
$10,000,000    -  $25,000,000                       0.080%
$25,000,000    -  $50,000,000                       0.060%
$50,000,000    -  $75,000,000                       0.040%
$75,000,000    -  $100,000,000                      0.035%
$100,000,000   -  $500,000,000                      0.017%
$500,000,000   -  $1,000,000,000                    0.006%
over $1,000,000,000                                 0.002%

         In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended October 31, 1997, ICC received accounting fees of $28,220.

12.      INDEPENDENT AUDITORS

        The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at University Square, 117 Campus Drive, Princeton, New Jersey 08540.


13.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC must be calculated according to the following formula:

                        n
                  P(1+T) = ERV

   Where:         P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years (1, 5 or 10)
                  ERV      =        ending redeemable value at the end of
                                    the 1, 5, or 10 year periods (or
                                    fractional portion thereof) of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or T in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5- and 10- year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1997 were as follows:

                                ---------------------------------------------------------------------------------------------------

                                 One-Year Period Ended            Five-Year Period Ended            Ten-Year Period Ended
                                   October 31, 1997                  October 31, 1997                 October 31, 1997
------------------------------------------------------------------------------------------------------------------------------
                                                 Average                           Average                           Average
                                 Ending          Annual           Ending           Annual           Ending           Annual
Class                          Redeemable         Total         Redeemable          Total         Redeemable         Total
                                  Value          Return            Value           Return            Value           Return
------------------------------------------------------------------------------------------------------------------------------
Class A
*November 18, 1986              $1,121.95        12.19%          $1,865.93         13.29%          $1,981.81          7.08%
------------------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date

        The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., or with the performance of the Europe, Australia and Far East Index, the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal year 1997 was 21% and in fiscal year 1996 was 13%.


14.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of February 2, 1998.

Name and Address                                     Percentage of Ownership
----------------                                     -----------------------

Mercantile Safe Deposit & Trust Company                         6.55%
Riggs Councilman Michaels & Downes
Thrift & PLS PL
Attn:  David Santelle
2 Hopkins Plaza
Baltimore, MD  21201

BT Alex. Brown Incorporated                                     5.03%
FBO 201-70188-19
P.O. Box 1346
Baltimore, MD  21203

        The Directors and executive officers as a group owned less than 1% of the Fund's total outstanding Shares, as of February 2, 1998.

15.     FINANCIAL STATEMENTS

        See next page.

                 Alex. Brown Flag Investors International Fund

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                         OCTOBER 31, 1997

  No. of                                                Value       Percent of
  Shares                     Security                 (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%

AUSTRALIA -- 5.3%
  100,000        Foster's Brewing Group                $ 189,081         1.4%
   26,634        Lend Lease Corp., Ltd.                  543,140         3.9
                                                       ---------        ----
                                                         732,221         5.3

CANADA -- 1.4%
    3,000        Magna International Inc. - Class A      197,625         1.4
                                                       ---------        ----

FINLAND -- 3.8%
    6,000        Oy Nokia AB - Series A ADR              529,500         3.8
                                                       ---------        ----

FRANCE -- 6.6%
    2,258        Elf Aquitaine SA*                       278,785         2.0
    4,356        Lafarge SA*                             271,469         1.9
    3,872        Lagardere Groupe                        111,078         0.8
    5,600        SCOR SA                                 264,361         1.9
                                                       ---------        ----
                                                         925,693         6.6
GERMANY -- 6.4%
    5,000        Deutsche Bank AG                        329,591         2.4
    3,600        Deutsche Telecom AG                      67,296         0.5
    4,000        Hoechst AG                              153,365         1.1
    6,000        Veba AG                                 336,825         2.4
                                                       ---------        ----
                                                         887,077         6.4

ITALY -- 7.8%
    9,631        Assicurazioni Generali*                 215,001         1.6
   22,152        Benetton Group SpA                      322,057         2.3
   18,800        Instituto Bancario SpA                  142,428         1.0
   66,665        Telecom Italia SpA                      417,172         2.9
                                                       ---------        ----
                                                       1,096,658         7.8
JAPAN -- 25.1%
    6,600        Acom Co., Ltd.                          362,306         2.6
    5,000        Amway Japan Ltd.                        131,415         0.9
    2,000        Aoyama Trading Co., Ltd.                 53,730         0.4
   10,000        Canon, Inc.                             242,868         1.7
       50        East Japan Railway Co.                  243,284         1.7
   25,000        Hitachi Ltd.                            192,340         1.4
   12,000        Honda Motor Co.                         404,225         2.9

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                Value       Percent of
  Shares                     Security                 (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- continued

JAPAN -- CONCLUDED
   20,000        Kao Corp.                          $  279,464          2.0%
    1,500        Kyocera Corp.  ADR                    174,938          1.3
    2,000        Nintendo Corp. Ltd.                   173,002          1.2
   26,000        Nishimatsu Construction Co.           127,589          0.9
    4,000        Rohm Company                          395,908          2.8
   25,000        Sekisui Chemicals Corp.               196,914          1.4
    7,000        Sharp Corp.                            54,437          0.4
   20,000        Toda Construction Co.                 100,973          0.7
   28,000        Toshiba Corp.                         126,923          0.9
   10,000        Yamanouchi Pharmaceutical             246,195          1.9
                                                    ----------         ----
                                                     3,506,511         25.1

MALAYSIA -- 1.1%
   94,666        Malaysian International
                   Shipping Corp. Berhad `F'           158,295          1.1
                                                    ----------         ----

MEXICO -- 2.2%
   33,750        Cemex. S.A. de C.V. - Series `B'*     147,757          1.1
    8,000        TV Azteca S.A.                        153,000          1.1
                                                    ----------         ----
                                                       300,757          2.2

NETHERLANDS -- 1.4%
    9,456        ABN-AMRO Holding N.V.                 189,917          1.4
                                                    ----------         ----

NEW ZEALAND -- 0.5%
    5,000        Tranz Rail Holdings  ADR               67,500          0.5
                                                    ----------         ----

NORWAY -- 3.3%
    4,300        Kvaerner AS                           220,536          1.6
    4,300        Norsk Hydro                           235,830          1.7
                                                    ----------         ----
                                                       456,366          3.3

PORTUGAL -- 0.6%
    5,000        Electricidade de Portugal              86,075          0.6
                                                    ----------         ----

SINGAPORE -- 0.4%
   10,000        Singapore Airlines Ltd. F              74,968          0.4
                                                    ----------         ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                             OCTOBER 31, 1997

  No. of                                               Value       Percent of
  Shares                     Security                (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- concluded

SPAIN -- 5.4%
   25,000        Dragados & Construcciones SA      $  506,003         3.6%
    6,000        Repsol SA                            251,115         1.8
                                                   ----------        ----
                                                      757,118         5.4

SWEDEN -- 3.1%
   11,000        Astra AB                             170,054         1.2
    5,000        SKF AB-- B Shares                    115,946         0.8
    6,000        Volvo AB-- B Shares                  156,727         1.1
                                                   ----------        ----
                                                      442,727         3.1

UNITED KINGDOM -- 22.7%
   25,000        B.A.T. Industries PLC                219,137         1.6
   16,149        The Boots Co. PLC                    235,923         1.7
   45,000        BTR PLC                              153,145         1.1
   25,000        Dalgety PLC                          102,766         0.7
   14,000        De La Rue PLC                         99,861         0.7
   43,750        Iceland Group PLC                     87,906         0.6
   84,000        Mirror Group Newspapers PLC          277,783         2.0
   25,000        National Power PLC                   207,416         1.5
   25,000        Reed International PLC               245,718         1.8
   10,000        RTZ Corp. PLC                        129,599         0.9
   22,967        Safeway PLC                          149,786         1.1
   55,100        Scottish Power PLC                   410,093         2.9
   40,000        Smith (WH) Group PLC - Class A       253,169         1.8
   25,000        Tate & Lyle PLC                      190,254         1.4
   80,000        Tomkins PLC                          408,218         2.9
                                                   ----------        ----
                                                    3,170,774        22.7
Total Common Stock
           (Cost $11,326,242)                      13,579,782        97.1
                                                   ----------        ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                      Value       Percent of
 Par (000)                   Security               (Note 1)      Net Assets
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
      $16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                $    13,039          0.1%
                                                 -----------        -----

TOTAL INVESTMENT IN SECURITIES
         (Cost $11,342,242)**                     13,592,821         97.2

OTHER ASSETS IN EXCESS OF LIABILITIES, NET           388,818          2.8
                                                 -----------        -----

NET ASSETS                                       $13,981,639        100.0%
                                                 ===========        =====

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
         ($13,981,639 / 854,564 shares outstanding)   $16.36
                                                      ======

MAXIMUM OFFERING PRICE PER SHARE
         ($16.36 / 0.955)                             $17.13
                                                      ======


----------
 * Non-income producing security.
** Aggregate cost for federal tax purposes was $11,550,031.



                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   For the
                                                                 Year Ended
                                                                 October 31,
--------------------------------------------------------------------------------
                                                                    1997

Investment Income (Note 1):
   Dividends                                                     $  398,934
   Interest                                                          22,372
     Less:Foreign taxes withheld                                    (45,153)
                                                                 ----------
            Total income                                            376,153
                                                                 ----------

Expenses:
   Investment advisory fee (Note 2)                                 105,195
   Legal                                                             43,115
   Distribution fee (Note 2)                                         35,065
   Audit                                                             28,499
   Accounting fee (Note 2)                                           28,220
   Custodian fee                                                     24,853
   Transfer agent fee (Note 2)                                       18,380
   Printing and postage                                              12,544
   Registration fees                                                 11,651
   Miscellaneous                                                      5,950
   Directors' fees                                                      657
                                                                 ----------
            Total expenses                                          314,129
   Less: Fees waived (Note 2)                                      (103,734)
                                                                 ----------
            Net expenses                                            210,395
                                                                 ----------
   Net investment income                                            165,758
                                                                 ----------

Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                   1,797,921
   Net realized foreign exchange loss                               (67,080)
   Change in unrealized appreciation or depreciation
     of investments                                                 348,203
   Change in unrealized appreciation or depreciation on translation of assets and liabilities, excluding investments, denominated in
     foreign currencies                                                (438)
                                                                 ----------
            Net gain on investments                               2,078,606
                                                                 ----------

Net increase in net assets resulting from operations             $2,244,364
                                                                 ==========

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Year Ended October 31,
--------------------------------------------------------------------------------
                                                       1997            1996

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $  165,758      $  250,800
   Net realized gain from security transactions and
     foreign exchange transactions                   1,730,841         571,223
   Change in unrealized appreciation or depreciation
     of investments                                    348,203         656,848
   Change in unrealized appreciation or depreciation
     on translation of other assets and liabilities
     denominated in foreign currencies                    (438)         (3,773)
                                                    ----------      ----------
   Net increase in net assets resulting
     from operations                                 2,244,364       1,475,098
                                                    ----------      ----------

Dividends to Shareholders from:
   Net investment income and short-term gains         (165,758)        (28,072)
   Distributions in excess of net investment
     income and short-term gains                       (94,471)             --
                                                    ----------      ----------
   Total distributions                                (260,229)        (28,072)

Capital Share Transactions (Note 3):
   Proceeds from sale of 83,957 and
     107,997 shares, respectively                    1,258,732       1,494,406
   Value of 15,155 and 1,596 shares issued in
     reinvestment of dividends, respectively           223,079          22,601
   Cost of 155,119 and 182,530 shares
     repurchased, respectively                      (2,414,563)     (2,516,921)
                                                    ----------      ----------
   Total decrease in net assets derived
     from capital share transactions                  (932,752)       (999,914)
                                                    ----------      ----------
   Total increase in net assets                      1,051,383         447,112

Net Assets:
   Beginning of year                                12,930,256      12,483,144
                                                   -----------     -----------
   End of year                                     $13,981,639     $12,930,256
                                                   ===========     ===========
Undistributed net investment income                $       437     $   625,259
                                                   ===========     ===========


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                     For the
                                                                   Year Ended
                                                                   October 31,
--------------------------------------------------------------------------------
                                                                      1997
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 14.20
                                                                    -------
Income from Investment Operations:
   Net investment income                                               0.11
   Net realized and unrealized gain/(loss) on investments(1)           2.34
                                                                    -------
   Total from Investment Operations                                    2.45
Less Distributions:
   Distributions from net investment income and short-term gains      (0.18)
   Distributions in excess of net investment income
     and short-term gains                                             (0.11)
                                                                    -------
   Total distributions                                                (0.29)
                                                                    -------
   Net asset value at end of year                                   $ 16.36
                                                                    =======

Total Return(2)                                                       17.48%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                         1.50%
   Net investment income(4)                                            1.18%
Supplemental Data:
   Net assets at end of year (000)                                  $13,982
   Portfolio turnover rate                                               21%
   Average commissions per share(5)                                 $0.0405



----------
(1) The years ended October 31, 1997, 1996, 1995 and 1994 include net realized currency gain/(loss). Realized currency gain/(loss) is included in net investment income for the year ended October 31, 1993.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.24%, 2.30%, 2.17%, 1.97% and 2.13% for the years ended October 31, 1997, 1996, 1995, 1994 and 1993, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.44%, 1.10%, 0.02%, 0.28% and 1.28% for the years ended October 31, 1997, 1996, 1995, 1994 and
    1993, respectively.
(5) Disclosure of average commissions per share is effective beginning in fiscal year 1996.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------


                                                                                   For the Year Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                           1996          1995           1994          1993
Per Share Operating Performance:
   Net asset value at beginning of year                                  $ 12.69       $ 13.97        $ 13.05        $ 9.11
                                                                         -------       -------        -------        ------
Income from Investment Operations:
   Net investment income                                                    0.26          0.09           0.18          0.49
   Net realized and unrealized gain/(loss) on investments(1)                1.28         (1.37)          1.58          3.45
                                                                         -------       -------        -------        ------
   Total from Investment Operations                                         1.54         (1.28)          1.76          3.94
Less Distributions:
   Distributions from net investment income and short-term gains           (0.03)           --          (0.84)           --
   Distributions in excess of net investment income
     and short-term gains                                                     --            --             --            --
                                                                         -------       -------        -------       -------
   Total distributions                                                     (0.03)           --          (0.84)           --
                                                                         -------       -------        -------       -------
   Net asset value at end of year                                        $ 14.20       $ 12.69        $ 13.97       $ 13.05
                                                                         =======       =======        =======       =======

Total Return(2)                                                            12.13%        (9.16)%        13.98%        43.25%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                              1.50%         1.50%          1.50%         1.50%
   Net investment income(4)                                                 1.91%         0.68%          0.75%         1.91%
Supplemental Data:
   Net assets at end of year (000)                                       $12,930       $12,483        $15,487       $15,008
   Portfolio turnover rate                                                    13%           35%            43%           48%
   Average commissions per share(5)                                      $0.0201            --             --            --


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which was organized as a Massachusetts business trust September 3, 1986 and reorganized as a Maryland Corporation on August 16, 1993, commenced operations November 18, 1986. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

     The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTE 1--concluded

     C. FOREIGN CURRENCY TRANSLATION--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

               The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the year ended October 31, 1997, ICC waived fees of $103,734. ICC paid Glenmede $77,150 for subadvisory services for the year ended October 31, 1997.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $28,220 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $18,380 for transfer agent services for the year ended October 31, 1997.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors. The Fund paid $35,065 for distribution services for the year ended October 31, 1997.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $705, and the accrued liability was $2,011.

NOTE 3--CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock.

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $2,820,683 and sales of investment securities aggregated $4,153,426 for the year ended October 31, 1997.

     On October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,044,446 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,001,656.

NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, permanent book/tax differences related to foreign exchange losses of $530,352 have been reclassified from the accumulated net realized loss from security and foreign exchange transactions to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

     On October 31, 1997, there was a tax capital loss carryforward of approximately $2,588,000, of which $1,999,000 expires in 2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 6--Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital                                              $14,321,020
Undistributed net investment income                                  437
Accumulated net realized loss from security and
   foreign exchange transactions                              (2,591,157)
Unrealized appreciation of investments                         2,250,579
Unrealized translation gain                                          760
                                                             -----------
                                                             $13,981,639
                                                             ===========

NOTE 7--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1997.

                               Total          Foreign
   Record       Payable      Ordinary       Taxes Paid          Long-Term
    Date         Date         Income         or Withheld       Capital Gains
    ----         ----         ------         -----------       -------------
12/20/96       12/30/96        $0.29           $0.05               None


     All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the statement of net assets of the Flag Investors International Fund, Inc. as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors InternationalFund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 1997

PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

                  List all financial statements and exhibits filed as part of the Registration Statement.

         (a)      Financial statements:

                  (1)      Included in Part A of the Registration Statement:


                           - Financial Highlights for the fiscal years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
                              October 31, 1992, October 31, 1991, October 31, 1990, October 31, 1989 and October 31, 1988


                  (2) Included in Part B of the Registration Statement:

                           -  Statement of Net Assets as of October 31, 1997


                           - Statement of Operations for the fiscal year ended October 31, 1997

                           - Statements of Changes in Net Assets for the fiscal years ended October 31, 1997 and October 31, 1996

                           - Financial Highlights for the fiscal years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and October
                              31, 1993


                           -  Notes to Financial Statements

                  (3) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

         (b)      Exhibits:



                                  Description

                  (1)      (a) Articles of Incorporation.(1)

                           (b) Articles Supplementary.(1)

                           (c) Articles Supplementary.(1)

                  (2)      By-Laws as amended through December 18, 1996.(2)


                  (3)      None


                  (4)      Specimen Security with respect to Flag Investors
                           Shares.(3)

                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and Investment Company Capital
                                    Corp.(1)

                           (b) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and The Glenmede Trust Company.(1)

                  (6)      (a)      Distribution Agreement dated August 31,
                                    1997 between Registrant and ICC
                                    Distributors, Inc., filed herewith.

                           (b) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, filed herewith.

                           (c) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents, filed herewith.

                  (7)      None.

                  (8)      (a)      Custody Agreement between Registrant and
                                    Boston Safe Deposit and Trust Company.(4)

                           (b) Sub-Custody Agreement between Boston Safe Deposit and Trust Company and
                                    Sub-Custodians.(4)

                  (9)      (a)      Master Services Agreement between
                                    Registrant and Investment Company Capital
                                    Corp., with Appendices for the provision of Transfer Agency and Accounting
                                    Services.(1)

                  (10)     Opinion of Counsel.(1)

                  (11)     Consent of Deloitte & Touche LLP, filed herewith.

                  (12)     None.

                  (13) Form of Subscription Agreement between Registrant and Investors.(1)

                  (14)     None.

                  (15)     (a)      Distribution Plan with respect to Flag
                                    Investors International Fund Class A
                                    Shares.(1)

                           (b) Amended Distribution Plan with respect to Flag Investors International Fund Class A Shares, filed herewith.

                  (16) Schedule of Computation of Performance Quotations (unaudited).(1)

                  (18)     (a)      Rule 18f-3 Plan.(1)

                           (b)      Rule 18f-3 Plan,amended through March 26,
                                    1997.(2)

                           (c)      Amended Rule 18f-3 Plan, filed herewith.

                  (24)     Powers of Attorney, filed herewith.

                  (27)     Financial Data Schedule, filed herewith.

---------
(1) Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 27, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 25, 1997.

(3) Incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479) filed with the Securities and Exchange Commission via EDGAR on February 27, 1996 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 17 to such Registration Statement, filed with the Securities and Exchange commission via EDGAR on February 25, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 24, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.

         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         None.

Item 26.  Number of Holders of Securities.

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


         The following information is given as of February 2, 1998:


                                                     Number of
         Title of Class                              Record Holders


         Common Stock      Class A                        1,019


Item 27.  Indemnification.

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1(b) to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28.  Business and Other Connections of Investment Advisor.

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

         (a)      Investment Advisor


         During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.


         (b)      Sub-Advisor


         Set forth below are the names and business connections of the directors and principal executive officers of The Glenmede Trust Company who are engaged in any other business, profession, vocation, or employment of a substantial nature.



Name and Position with Glenmede                            Business Connections
Susan W. Catherwood - Director                             Director, The Glenmede Corporation; Board
                                                           Member, Philadelphia Electric Company.

James L. Kermes - Director, President                      President and Chief Executive Officer, The
and Chief Executive Officer                                Glenmede Corporation

Thomas W. Langfitt, M.D. - Director, Chairman,             Chairman and Chief Executive Officer, The
Chief Executive Officer                                    Glenmede Corporation; Board Member, New
                                                           York Life Insurance Company, SmithKline
                                                           Beecham Corporation and Sun Company, Inc.

Arthur E. Pew, III - Director                              Director, The Glenmede Corporation

G. Thompson Pew, Jr. - Director                            Principal, Philadelphia Investment Banking
                                                           Company.

J. Howard Pew II - Director                                Director, The Glenmede Corporation

J.N. Pew 3rd - Director                                    Director, The Glenmede Corporation.

J.N. Pew IV, M.D. - Director                               Internal Medicine, Private Practice; Director, The
                                                           Glenmede Corporation.

R. Anderson Pew - Director                                 Chief Executive Officer, Radnor Corporation;
                                                           Director, The Glenmede Corporation.

Richard F. Pew - Director                                  Businessman/Rancher; Director, The Glenmede
                                                           Corp.

Rebecca W. Rimel - Director, President and                 Executive Vice President, The Glenmede
CEO, The Pew Charitable Trusts (Division of                Corporation.
Glenmede)


Robert G. Williams - Director                              Director, The Glenmede Corporation


Ethel Benson Wister - Director                             Director, The Glenmede Corporation

John W. Church, Jr.- Executive Vice President,             Executive Vice President, The Glenmede
Chief Investment Officer                                   Corporation

J. Thomas Dunlevy - Executive Vice President,              Executive Vice President, The Glenmede
Director of Client Services                                Corporation

A.E. Piscopo - Executive Vice President, Chief             Executive Vice President, The Glenmede
Operating Officer                                          Corporation.


William H. Pope, Jr. - Senior Vice President               Senior Vice President, The Glenmede
                                                           Corporation


Warren A. Reintzel - Senior Vice President                 Senior Vice President, The Glenmede
                                                           Corporation

Kathleen Crenny - Vice President and Controller            Vice President and Controller, The Glenmede
                                                           Corporation.

Mary V. Burke - Secretary                                  Secretary, The Glenmede Corporation.

Katherine E. Koch - Treasurer                              Treasurer, The Glenmede Corporation.


Item 29.  Principal Underwriters.


      (a) ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.



      (b)


Name and Principal       Position and Offices with          Position and Offices
Business Address*        Principal Underwriters             with Registrant

John Y. Keefer           President                          None

Sara M. Morris           Treasurer                          None

David I. Goldstein       Secretary                          None

Richard C. Butt          Vice President                     None

Margaret J. Fenderson    Assistant Treasurer                None

Dana L. Lukens           Assistant Secretary                None

Nanette K. Chern         Chief Compliance Officer           None

---------
    *  Two Portland Square
       Portland, Maine  04101

(c)   Not Applicable.


Item 30.  Location of Accounts and Records.

      With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.


      Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, the Registrant's investment advisor, transfer agent, dividend disbursing agent and accounting services provider, will maintain physical possession of each such account, book or other document of Registrant except for the records maintained by The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania, 19103 relating to its functions as the Registrant's sub-advisor, the records maintained by ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101 relating to its functions as the Registrant's distributor, or the records maintained by Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts 02108 relating to its functions as the Registrant's custodian.

      In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and Glenmede each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities and Boston Safe maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 31.  Management Services.

      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

      None.

Item 32.  Undertakings.

      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a)      Not Applicable.

      (b)      Not Applicable.

      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at (800) 767-3524.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 25th day of February, 1998.


                                                FLAG INVESTORS INTERNATIONAL
                                                FUND, INC.

                                                By:  /s/ John W. Church, Jr.
                                                     ---------------------------
                                                         John W. Church, Jr.
                                                         President

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:



       *                           Chairman and Director     February 25, 1998
--------------------------                                   -----------------
Truman T. Semans                                                   Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
James J. Cunnane                                                   Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
Richard T. Hale                                                    Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
John F. Kroeger                                                    Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
Louis E. Levy                                                      Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
Eugene J. McDonald                                                 Date

       *                           Director                  February 25, 1998
--------------------------                                   -----------------
Carl W. Vogt                                                       Date

 /s/ John W. Church, Jr.           President                 Feburary 25, 1998
--------------------------                                   -----------------
John W. Church, Jr.                                                Date

 /s/ Joseph A. Finelli             Chief Financial           February 25, 1998
--------------------------         and Accounting            -----------------
Joseph A. Finelli                  Officer                         Date


*By:    /s/Amy M. Olmert
--------------------------
         Amy M. Olmert
         Attorney-In-Fact

                                 EXHIBIT INDEX
EDGAR
Exhibit
Number                                               Description
------                                               -----------



                  (1)      (a)      Articles of Incorporation.(1)

                           (b)      Articles Supplementary.(1)

                           (c)      Articles Supplementary.(1)

                  (2)      By-Laws as amended through December 18, 1996.(2)


                  (3)      None


                  (4)      Specimen Security with respect to Flag Investors
                           Shares.(3)

                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and Investment Company Capital
                                    Corp.(1)

                           (b) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and The Glenmede Trust Company.(1)

EX-99.B           (6)      (a)      Distribution Agreement dated August 31, 1997
                                    between Registrant and ICC Distributors,
                                    Inc., filed herewith.

EX-99.B           (6)      (b)      Form of Sub-Distribution Agreement between
                                    ICC Distributors, Inc. and Participating
                                    Dealers, filed herewith.

EX-99.B           (6)      (c)      Form of Shareholder Servicing Agreement
                                    between Registrant and Shareholder
                                    Servicing Agents, filed herewith.


                  (7)      None.


                  (8)      (a)      Custody Agreement between Registrant and
                                    Boston Safe Deposit and Trust Company.(4)

                           (b) Sub-Custody Agreement between Boston Safe Deposit and Trust Company and Sub-Custodians.(4)

                  (9)      (a)      Master Services Agreement between Registrant
                                    and Investment Company Capital Corp., with
                                    Appendices for the provision of Transfer
                                    Agency and Accounting Services.(1)


                  (10)     Opinion of Counsel.(1)



EX-99.B           (11)     Consent of Deloitte & Touche LLP, filed herewith.

                  (12)     None.


                  (13) Form of Subscription Agreement between Registrant and Investors.(1)


                  (14)     None.

EDGAR
Exhibit
Number                                               Description
------                                               -----------


                  (15)     (a)      Distribution Plan with respect to Flag
                                    Investors International Fund Class A
                                    Shares.(1)

EX-99.B           (15)     (b)      Amended Distribution Plan with respect to
                                    Flag Investors International Fund Class A
                                    Shares, filed herewith.

                  (16) Schedule of Computation of Performance Quotations (unaudited).(1)

                  (18)     (a)      Rule 18f-3 Plan.(1)

                           (b)      Rule 18f-3 Plan, as amended through
                                    March 26, 1997.(2)

EX-99.B                    (b)      Amended Rule 18f-3 Plan, filed herewith.


EX-99.B           (24)     Powers of Attorney, filed herewith.


EX-27             (27)     Financial Data Schedule, filed herewith.



---------

(1) Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 27, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 25, 1997.

(3) Incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479) filed with the Securities and Exchange Commission via EDGAR on February 27, 1996 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 17 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on February 25, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-08479), filed with the Securities and Exchange Commission via EDGAR on February 24, 1994.